                                                                   EXHIBIT 10.9a

                       AMENDMENT TO EMPLOYMENT AGREEMENT
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     THAT EMPLOYMENT AGREEMENT ("Agreement") made as of the twenty fourth day of January, 1994, by and between THE WISER OIL COMPANY, a Delaware Corporation and
A. WAYNE RITTER is hereby amended so that Article I, Section 1.02, shall read as follows:

     1.02 Term.  Subject to the terms and provisions of Article II hereof,
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     Employee's employment hereunder shall be extended and shall continue through the close of business on March 1, 1998 unless extended by subsequent agreement of the parties hereto.

     IN WITNESS WHEROF, the parties hereto have executed this Amendment to Agreement or caused it to be executed as of March 22, 1996.



                              /s/  A. Wayne Ritter
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                              THE WISER OIL COMPANY

                              By: /s/ Andrew J. Shoup, Jr.
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                                  Title: President and Chief Executive Officer
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